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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2003

                         REGENERATION TECHNOLOGIES, INC.
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               (Exact name of issuer as specified in its charter)

           DELAWARE                        0-31271               59-3466543
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
 Incorporation or Organization)          File Number)        Identification No.)

                              11621 RESEARCH CIRCLE
                             ALACHUA, FLORIDA 32615
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                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (386) 418-8888

                                      None
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                (Former address, if changed since last report.)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements.

            None

      (b)   Pro Forma Financial Information.

            None

      (c)   Exhibits

            99.1 Regeneration Technologies, Inc. press release dated September 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

      On September 29, 2003, Regeneration Technologies, Inc. announced revised revenue guidance for the third quarter ending September 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

               (All other items on this report are inapplicable.)
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGENERATION TECHNOLOGIES, INC.

                                       By  /s/ Thomas F. Rose
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                                           Thomas F. Rose
                                           Vice President and Chief Financial
                                           Officer

Dated: September 29, 2003
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                                  EXHIBIT INDEX

99.1    Regeneration Technologies, Inc. press release, dated September 29, 2003.